UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2007

MAF BANCORP, INC.

(Exact name of registrant as specified in its charter)

_____________________________

Delaware (State or other jurisdiction of Incorporation)	0-18121 (Commission File Number)	36-3664868 (I.R.S. Employer Identification No.)
55th Street & Holmes Avenue Clarendon Hills, Illinois (Address of principal executive offices)		60514 (Zip Code)

Registrant’s telephone number, including area code (630) 325-7300

Not Applicable

(Former name or former address, if changed since last year)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 30, 2007, the Board of Directors of MAF Bancorp, Inc. (the “Company”) approved an amendment to Article I, Section 1 of the Company’s Amended and Restated Bylaws to modify the timing for the Company’s annual meeting of stockholders. The Certificate of Amendment of the Amended and Restated Bylaws is being filed as an exhibit to this report and is incorporated herein by reference.

The Company expects to hold its 2007 annual meeting of stockholders in the third quarter.

Item 9.01	Financial Statements and Exhibits.

(d)Exhibit

Exhibit Number                   Description

3.1	Certificate of Amendment of the Amended and Restated Bylaws of MAF Bancorp, Inc.

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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAF BANCORP, INC. By: /s/ Allen H. Koranda Allen H. Koranda Chairman and Chief Executive Officer

Date: May 4, 2007

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INDEX TO EXHIBITS

Exhibit

3.1	Certificate of Amendment of the Amended and Restated Bylaws of MAF Bancorp, Inc.

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